Exhibit 99.2



    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                    RELATING TO A PERODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


     Pursuant to 18 U.S.C. Section 1350, Jerry Braun, Chief Executive Officer, and Jacob Rosenberg, Chief Financial Officer, of New York Health Care, Inc. (the "Company") hereby certify that to the best of my knowledge:

     (1) the Company's Form 10-Q periodic report containing financial statements for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 13, 2002


Chief Executive Officer                      Chief Financial Officer

/s/ Jerry  Braun                             /s/ Jacob  Rosenberg
----------------------------                 ------------------------------
Jerry  Braun                                 Jacob  Rosenberg